FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund (“PFO”):

In many markets, investors experienced a bumpy, downhill ride during the third fiscal quarter1. However, the preferred securities market was better behaved, with only modest negative performance for the quarter. Total return2 on net asset value (“NAV”) for your Fund was -0.7% for the quarter and 2.4% for the first nine months of fiscal 2015. Market price of Fund shares didn’t fare as well, as Fund shares went from trading at a premium over NAV to a discount. Total return on market price of Fund shares over the same periods were -12.5% and -6.5%, respectively.

The world is always an uncertain place, and a handful of those uncertainties attracted investor focus late in the quarter. Forecasts for slower economic growth in China and a policy decision in mid-August to devalue the Chinese currency were unwelcome surprises. The action sharpened market focus on what slower growth in China could mean for economies around the world. Simultaneously, European economic growth slipped, after improving in late 2014 and early 2015. Equity markets sold off sharply: better-performing markets “merely” gave up 2015 year-to-date gains and many markets, especially in Asia, traded materially lower. Credit markets (including preferred securities) outperformed equities, but they were still generally in negative territory.

Lower prices for oil and other commodities, a strong U.S. dollar, and an unpredictable (if entertaining) 2016 presidential campaign also contributed to higher volatility in equity markets and, to a lesser extent, credit markets.

U.S. monetary policy added to market uncertainty when the Federal Reserve indicated it was nearing “lift-off” for monetary policy—and then demurred. Having just passed its September meeting, we now know the Federal Open Market Committee (“FOMC”) delayed an initial rate hike for at least another month or three—possibly even until 2016. Monetary policy in the U.S. moved into uncharted territory many years ago with multiple rounds of Quantitative Easing (“QE”). As we move into the next phase of removing monetary accommodation, markets are understandably worried about policy mistakes—moving too fast, or not moving fast enough. Meanwhile, monetary policy in many other areas of the world continues to be very accommodative, and all signs point to continued global easing over the near-term (mostly in the form of QE). Whenever it decides to raise U.S. rates, we expect the FOMC to move slowly in light of global headwinds to growth.

Despite this sea of uncertainty, the preferred securities market experienced comparatively smooth sailing. Prices drifted a bit lower in general, but high income offset much of that price weakness to keep total returns on preferred securities only slightly negative overall. A steady stream of high income, over time, can offset price weakness, which is why long-term creditworthiness is a focus of the Fund.

[1]	June 1, 2015—August 31, 2015
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Credit quality remains healthy, with only modest impacts from many of the broader issues discussed above. The preferred securities market (absent some energy issuers) has limited direct exposure to oil or other commodity markets. Even banks that lend to the energy sector have limited exposure, which makes it unlikely that this would be an issue for creditworthiness of the broader banking system. The preferred securities market has no direct credit exposure to China, although the impact of an economic slowdown in China may be felt in the U.S. over time. Supply in the domestic preferred securities market trended lower during the quarter, which is supportive of spreads, and yields continue to be attractive when compared to fixed-income alternatives.

Many of the uncertainties we discussed will persist for the foreseeable future, but we believe their impact on the preferred securities market will remain muted. The market is always subject to weakening in sympathy with other markets, but we believe preferreds continue to be an attractive asset class that will hold their own as events unfold over coming months and years.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Bradford S. Stone

September 22, 2015

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2015 (Unaudited)

Fund Statistics

Net Asset Value	$11.19

Market Price	$10.34

Discount	7.60%

Yield on Market Price	8.47%

Common Stock Shares Outstanding	12,376,412

Moody’s Ratings*	% of Net Assets†

A	1.9%

BBB	66.6%

BB	20.9%

Below “BB”	1.5%

Not Rated**	7.9%

Below Investment Grade***	24.1%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.2%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.8%

Liberty Mutual Group	4.6%

HSBC PLC	4.5%

MetLife	4.5%

Wells Fargo & Company	4.0%

Fifth Third Bancorp	3.6%

M&T Bank Corporation	3.3%

Enbridge Energy Partners	3.0%

Morgan Stanley	2.9%

PNC Financial Services Group	2.8%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	48%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 94.0%
	Banking — 47.0%
16,773	Astoria Financial Corp., 6.50%, Series C	$426,579	*
	Bank of America Corporation:
$2,540,000	8.00%, Series K	2,676,525	*
$920,000	8.125%, Series M	972,900	*(1)
	Barclays Bank PLC:
56,000	7.10%, Series 3	1,437,520	**(3)
4,700	7.75%, Series 4	121,448	**(3)
78,300	8.125%, Series 5	2,028,753	**(1)(3)
$2,100,000	BNP Paribas, 7.375%, 144A****	2,153,025	**(3)
6,333	Capital One Financial Corporation, 6.70%, Series D	168,531	*
	Citigroup, Inc.:
81,200	6.875%, Series K	2,172,303	*(1)
74,694	7.125%, Series J	2,063,160	*
$299,000	8.40%, Series E	338,991	*
26,716	City National Corporation, 6.75%, Series D	760,337	*
	CoBank ACB:
18,100	6.125%, Series G, 144A****	1,706,492	*
9,000	6.20%, Series H, 144A****	904,500	*
10,000	6.25%, Series F, 144A****	1,045,625	*(1)
$4,500,000	Colonial BancGroup, 7.114%, 144A****	6,750	(4)(5)††
13,300	Cullen/Frost Bankers, Inc., 5.375%, Series A	335,313	*
274,600	Fifth Third Bancorp, 6.625%, Series I	7,568,662	*(1)
	First Horizon National Corporation:
750	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	540,727	*(1)
1	FT Real Estate Securities Company, 9.50%, 144A****	1,302,500
104,000	First Niagara Financial Group, Inc., 8.625%, Series B	2,743,676	*(1)
29,050	First Republic Bank, 6.70%, Series A	758,830	*(1)
	Goldman Sachs Group:
$195,000	5.70%, Series L	196,462	*
50,000	6.375%, Series K	1,303,500	*
	HSBC PLC:
$800,000	HSBC Capital Funding LP, 10.176%, 144A****	1,202,000	(1)(3)
150,000	HSBC Holdings PLC, 8.00%, Series 2	3,835,875	**(1)(3)
130,000	HSBC USA, Inc., 6.50%, Series H	3,314,025	*(1)
	ING Groep NV:
30,000	7.05%	770,745	**(3)
21,700	7.20%	558,612	**(3)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$300,000	6.00%, Series R	$297,750	*
56,450	6.70%, Series T	1,489,151	*(1)
$4,167,000	6.75%, Series S	4,401,394	*(1)
$3,750,000	7.90%, Series I	3,942,188	*(1)
	M&T Bank Corporation:
$2,240,000	6.450%, Series E	2,396,800	*(1)
$4,393,000	6.875%, Series D, 144A****	4,447,913	*(1)
	Morgan Stanley:
148,000	6.875%, Series F	4,009,320	*(1)
77,200	7.125%, Series E	2,147,125	*(1)
216,500	PNC Financial Services Group, Inc., 6.125%, Series P	5,977,890	*(1)
$1,775,000	RaboBank Nederland, 11.00%, 144A****	2,215,821	(1)(3)
35,000	Regions Financial Corporation, 6.375%, Series B	907,288	*
	Royal Bank of Scotland Group PLC:
7,500	6.40%, Series M	189,450	**(3)
15,000	6.60%, Series S	378,900	**(3)
99,500	7.25%, Series T	2,538,245	**(1)(3)
	Sovereign Bancorp:
2,600	Sovereign REIT, 12.00%, Series A, 144A****	3,441,750
83,700	State Street Corporation, 5.90%, Series D	2,193,903	*(1)
10,000	Texas Capital Bancshares Inc., 6.50%, Series A	255,415	*
35,000	US Bancorp, 6.50%, Series F	1,006,338	*
59,300	Webster Financial Corporation, 6.40%, Series E	1,483,241	*
	Wells Fargo & Company:
56,200	5.85%, Series Q	1,446,166	*
$1,750,000	5.875%, Series U	1,793,750	*(1)(2)
34,400	6.625%, Series R	948,752	*
$1,139,000	7.98%, Series K	1,217,306	*
104,500	8.00%, Series J	2,958,656	*(1)
	Zions Bancorporation:
$1,000,000	7.20%, Series J	1,047,500	*(1)
85,200	7.90%, Series F	2,308,920	*(1)

		98,855,298

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 0.9%
$650,000	General Electric Capital Corp., 7.125%, Series A	$750,717	*(1)
	HSBC PLC:
46,081	HSBC Finance Corporation, 6.36%, Series B	1,155,366	*(1)

		1,906,083

	Insurance — 22.4%
	Ace Ltd.:
$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,776,000	(1)(2)(3)
80,000	Allstate Corp., 6.625%, Series E	2,121,000	*(1)
$375,000	Aon Corporation, 8.205% 01/01/27	480,000	(1)(2)
105,000	Arch Capital Group Ltd., 6.75%, Series C	2,810,063	**(1)(3)
	AXA SA:
$1,453,000	6.379%,144A****	1,549,261	**(1)(2)(3)
$500,000	8.60%12/15/30	672,500	(3)
187,000	Axis Capital Holdings Ltd., 6.875%, Series C	5,041,801	**(1)(3)
95,000	Delphi Financial Group, 7.376%, 05/15/37	2,380,937	(1)(2)
27,250	Endurance Specialty Holdings, 7.50%, Series B	702,546	**(3)
$2,305,000	Everest Re Holdings, 6.60%, 05/15/37	2,235,850	(1)(2)
10,000	Hartford Financial Services Group, Inc., 7.875%	312,215
$4,943,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	7,439,215	(1)(2)
	MetLife:
$2,704,000	MetLife, Inc., 10.75% 08/01/39	4,287,192	(1)(2)
$350,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	437,500	(1)(2)
$3,350,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	4,648,125	(1)(2)
24,000	PartnerRe Ltd., 7.25%, Series E	657,396	**(1)(3)
$241,000	Prudential Financial, Inc., 5.625% 06/15/43	247,989
	QBE Insurance:
$1,990,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	2,198,453	(1)(3)
7,565	RenaissanceRe Holdings Ltd., 6.08%, Series C	188,822	**(3)
	Unum Group:
$2,750,000	Provident Financing Trust I, 7.405% 03/15/38	3,190,000	(1)(2)
	XL Group PLC:
$4,750,000	XL Capital Ltd., 6.50%, Series E	3,752,500	(1)(3)

		47,129,365

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 14.0%
	Baltimore Gas & Electric Company:
6,579	6.70%, Series1993	$667,768	*(1)
2,500	7.125%, Series1993	254,063	*
	Commonwealth Edison:
$2,350,000	COMED Financing III, 6.35% 03/15/33	2,459,766	(1)(2)
$2,700,000	Dominion Resources, Inc., 7.50% 06/30/66	2,413,125	(1)(2)
22,500	Entergy Louisiana, Inc., 6.95%	2,252,812	*
80,000	Entergy Mississippi, Inc., 6.25%	2,015,000	*
16,937	Georgia Power Company, 6.50%, Series 2007A	1,779,974	*(1)
15,035	Gulf Power Company, 6.00%, Series 1	1,500,310	*(1)
24,000	Indianapolis Power & Light Company, 5.65%	2,481,751	*(1)
48,000	Integrys Energy Group, Inc., 6.00%	1,287,000	(1)(2)
	Nextera Energy:
$1,600,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,332,000	(1)(2)
$750,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	747,563	(1)(2)
	PECO Energy:
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,719,632	(1)(2)
	PPL Corp:
35,000	PPL Capital Funding, Inc., 5.90%, Series B	897,102	(1)
$1,250,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	1,065,996	(1)(2)
$3,350,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	2,939,625	(1)(2)
31,000	Southern California Edison, 6.50%, Series D	3,243,375	*(1)
3,000	Wisconsin Public Service Corporation, 6.88%	305,063	*

		29,361,925

	Energy — 3.2%
$6,295,000	Enbridge Energy Partners LP, 8.05% 10/01/37	6,310,737	(1)(2)
$400,000	Enterprise Products Operating L.P., 8.375% 08/01/66, Series A	393,000

		6,703,737

	Real Estate Investment Trust (REIT) — 3.6%
30,206	Kimco Realty Corporation, 6.90%, Series H	766,326
	National Retail Properties, Inc.:
40,000	5.70%, Series E	986,500	(1)(2)
19,460	6.625%, Series D	509,511

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks, Inc.:
8,243	5.70%, Series V	$199,493
40,000	6.45%, Series S	1,044,100	(1)(2)
7,500	6.875%, Series R	190,500
13,000	Public Storage, 6.375%, Series Y	347,912
100,629	Realty Income Corporation, 6.625%, Series F	2,674,719	(1)(2)
36,685	Regency Centers Corporation, 6.625%, Series 6	953,902

		7,672,963

	Miscellaneous Industries — 2.9%
$3,150,000	Land O’ Lakes, Inc., 8.00%, 144A****	3,227,963	*
32,700	Ocean Spray Cranberries, Inc., 6.25%, 144A****	2,954,242	*

		6,182,205

	Total Preferred Securities (Cost $191,808,310)	197,811,576

Corporate Debt Securities — 4.9%
	Banking — 2.7%
$2,500,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,133,928	(1)(2)
75,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,882,035	(1)(2)
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	561,030

		5,576,993

	Financial Services — 0.3%
20,082	Affiliated Managers Group, Inc., 6.375% 08/15/42	533,207
5,048	Raymond James Financial, 6.90% 03/15/42	134,239

		667,446

	Insurance — 1.1%
$1,850,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,327,616	(1)(2)

		2,327,616

	Energy — 0.5%
$904,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,082,332	(1)(2)

		1,082,332

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2015 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Communication — 0.3%
24,200	Qwest Corporation, 7.375% 06/01/51	$627,324

		627,324

	Total Corporate Debt Securities (Cost $8,610,776)	10,281,711

Common Stock — 0.0%
	Insurance — 0.0%
17,993	WMI Holdings Corporation, 144A****	41,384	*†

		41,384

	Total Common Stock (Cost $900,000)	41,384

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
210,090	T-Fund, Institutional Class	210,090

	Total Money Market Fund (Cost $210,090)	210,090

Total Investments (Cost $201,529,176***)	99.0%		208,344,761

Other Assets And Liabilities (Net)	1.0%		2,093,379

Total Managed Assets	100.0%	‡	$210,438,140

Loan Principal Balance			(72,000,000)

Total Net Assets Available To Common Stock			$138,438,140

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2015 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2015, these securities amounted to $43,790,862 or 20.8% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $133,974,534 at August 31, 2015.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $53,356,428 at August 31, 2015.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2015.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2014 through August 31, 2015 (Unaudited)

Value
OPERATIONS:
Net investment income	$8,220,743
Net realized gain/(loss) on investments sold during the period	1,234,488
Change in net unrealized appreciation/(depreciation) of investments	(6,185,369)

Net increase in net assets resulting from operations	3,269,862

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(8,121,085)

Total Distributions to Common Stock Shareholders	(8,121,085)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	552,022

Net increase in net assets available to Common Stock resulting from Fund share transactions	552,022

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$(4,299,201)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$142,737,341
Net decrease in net assets during the period	(4,299,201)

End of period	$138,438,140

(1)

These tables summarize the nine months ended August 31, 2015 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2014.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2014 through August 31, 2015 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.58

INVESTMENT OPERATIONS:
Net investment income	0.67
Net realized and unrealized gain/(loss) on investments	(0.40)

Total from investment operations	0.27

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.66)

Total distributions to Common Stock Shareholders	(0.66)

Net asset value, end of period	$11.19

Market value, end of period	$10.34

Common Stock shares outstanding, end of period	12,376,412

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.71	%*
Operating expenses including interest expense	1.87	%*
Operating expenses excluding interest expense	1.36	%*

SUPPLEMENTAL DATA: ††
Portfolio turnover rate	5	%**
Total managed assets, end of period (in 000’s)	$210,438
Ratio of operating expenses including interest expense to total managed assets	1.25	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.90	%*

(1)

These tables summarize the nine months ended August 31, 2015 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2014.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2014	$0.0730	$11.54	$11.55	$11.54
January 30, 2015	0.0730	11.64	12.26	11.65
February 27, 2015	0.0730	11.63	12.30	11.69
March 31, 2015	0.0730	11.71	12.41	11.79
April 30, 2015	0.0730	11.59	12.55	11.92
May 29, 2015	0.0730	11.50	12.07	11.50
June 30, 2015	0.0730	11.28	10.63	10.74
July 31, 2015	0.0730	11.33	10.40	10.42
August 31, 2015	0.0730	11.19	10.34	10.33

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2015, the aggregate cost of securities for federal income tax purposes was $206,080,609, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,608,925 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,344,773.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows:

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$98,855,298	$80,654,729	$18,193,819	$6,750
Financial Services	1,906,083	1,906,083	—	—
Insurance	47,129,365	25,207,149	21,922,216	—
Utilities	29,361,925	7,742,786	21,619,139	—
Energy	6,703,737	6,703,737	—	—
Real Estate Investment Trust (REIT),	7,672,963	7,672,963	—	—
Miscellaneous Industries	6,182,205	—	6,182,205	—
Corporate Debt Securities
Banking	5,576,993	2,443,065	3,133,928	—
Financial Services	667,446	667,446	—	—
Insurance	2,327,616	—	2,327,616	—
Energy	1,082,332	—	1,082,332	—
Communication	627,324	627,324	—	—
Common Stock
Insurance	41,384	41,384	—	—
Money Market Fund	210,090	210,090	—	—

Total Investments	$208,344,761	$133,876,756	$74,461,255	$6,750

During the reporting period, securities with an aggregate market value of $7,439,215 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into Level 1 from Level 2.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/14	$6,750	$6,750
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 08/31/15	$6,750	$6,750

For the nine months ended August 31, 2015, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/15	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$6,750	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

August 31, 2015

www.preferredincome.com